UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2022

CTI BIOPHARMA CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-28386	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3101 Western Avenue, Suite 800

Seattle, Washington 98121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CTIC	Nasdaq Capital Market

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

On Wednesday, June 1, 2022, CTI BioPharma Corp. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) at 10:00 a.m. Pacific Time. As of the close of business on April 7, 2022, the record date for the 2022 Annual Meeting, there were 101,020,981 shares of common stock entitled to vote at the meeting.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2022 Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated 2017 Equity Incentive Plan (as so amended, the “2017 Plan”) to increase the number of shares reserved for issuance thereunder by 8,000,000 and an amendment to the Company’s Amended and Restated 2007 Employee Stock Purchase Plan (as so amended, the “ESPP”) to increase the number of shares reserved for issuance thereunder by 500,000.

For additional information regarding the 2017 Plan and the ESPP, please refer to the headings “Summary Description of the 2017 Plan” and “Summary Description of the 2007 Employee Stock Purchase Plan” contained in Proposal 2 and Proposal 3, respectively, of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 19, 2022 (the “Proxy Statement”).

The foregoing descriptions and the summaries contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full texts of the 2017 Plan and the ESPP, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2022 Annual Meeting, each of the Company’s director nominees was elected and each of the other proposals voted on was approved. The proposals are described in the Proxy Statement and the final voting results are set forth below:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 1. Election of Directors
• Adam R. Craig, M.D., Ph.D.	42,281,987	400,081	55,623	16,448,869
• Laurent Fischer, M.D.	39,160,175	3,516,504	61,012	16,448,869
• Michael A. Metzger	41,285,923	1,381,415	70,353	16,448,869
• David Parkinson, M.D.	41,273,354	1,394,014	70,323	16,448,869
• Diane Parks	42,282,255	385,062	70,374	16,448,869
• Matthew D. Perry	41,272,963	1,388,888	75,840	16,448,869
• Reed V. Tuckson, M.D., F.A.C.P.	42,098,591	571,073	68,027	16,448,869

Proposal 2. Approval of Amendment to the Amended and Restated 2017 Equity Incentive Plan to Increase the Number of Authorized Shares	30,647,173	12,044,954	45,564	16,448,869

Proposal 3. Approval of Amendment to the Amended and Restated 2007 Employee Stock Purchase Plan to Increase the Number of Authorized Shares	41,923,736	763,977	49,978	16,448,869

Proposal 4. Ratification of Ernst & Young LLP as Independent Registered Public Accounting Firm	58,194,812	941,657	50,091	0

Proposal 5. Advisory Vote on 2021 Named Executive Officer Compensation	41,719,610	953,184	64,897	16,448,869

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description	Location

10.1	CTI BioPharma Corp. Amended and Restated 2017 Equity Incentive Plan.	Filed herewith.

10.2	CTI BioPharma Corp. Amended and Restated 2007 Employee Stock Purchase Plan.	Filed herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI BIOPHARMA CORP.

Date: June 3, 2022	By:	/s/ David H. Kirske
David H. Kirske
Executive Vice President, Chief Financial Officer